Exhibit 10.28

INTERESTS AND LIABILITIES AGREEMENT

(the “Agreement”)

of

ARCH REINSURANCE COMPANY

(the “Subscribing Reinsurer”)

with respect to the

CASUALTY CATASTROPHE EXCESS OF LOSS

REINSURANCE CONTRACT

(the “Contract”)

issued to

AMERICAN INTERSTATE INSURANCE COMPANY

DeRidder, Louisiana

and

AMERICAN INTERSTATE INSURANCE COMPANY OF TEXAS

Austin, Texas

and

SILVER OAK CASUALTY, INC.

DeRidder, Louisiana

and

any other insurance companies which are now or hereafter come under the ownership,

control or management of Amerisafe, Inc.

(the “Company”)

The Subscribing Reinsurer shall have a 5.00% share in the interests and liabilities of the “Reinsurer” as set forth in the Contract attached hereto and executed by the Company.

This Agreement shall commence at 12:01 a.m., Standard Time, January 1, 2010 and shall continue in force until 12:01 a.m., Standard Time, January 1, 2011.

The share of the Subscribing Reinsurer in the interests and liabilities of the “Reinsurer” shall be several and not joint with the share of any other subscribing reinsurer. In no event shall the Subscribing Reinsurer participate in the interests and liabilities of the other subscribing reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date specified below:

Signed this 7th day of JANUARY, 2010.

93948003-10 (1-1-10)
Casualty Catastrophe XOL – Arch	12-22-09v.1

INTERESTS AND LIABILITIES AGREEMENT

(the “Agreement”)

of

CATLIN UNDERWRITING, INC.

(For and on behalf of Lloyd’s Syndicate #2003)

(the “Subscribing Reinsurer”)

with respect to the

CASUALTY CATASTROPHE EXCESS OF LOSS

REINSURANCE CONTRACT

(the “Contract”)

issued to

AMERICAN INTERSTATE INSURANCE COMPANY

DeRidder, Louisiana

and

AMERICAN INTERSTATE INSURANCE COMPANY OF TEXAS

Austin, Texas

and

SILVER OAK CASUALTY, INC.

DeRidder, Louisiana

and

any other insurance companies which are now or hereafter come under the ownership,

control or management of Amerisafe, Inc.

(the “Company”)

The Subscribing Reinsurer shall have a 9.00% share in the interests and liabilities of the “Reinsurer” as set forth in the Contract attached hereto and executed by the Company.

This Agreement shall commence at 12:01 a.m., Standard Time, January 1, 2010 and shall continue in force until 12:01 a.m., Standard Time, January 1, 2011.

The share of the Subscribing Reinsurer in the interests and liabilities of the “Reinsurer” shall be several and not joint with the share of any other subscribing reinsurer. In no event shall the Subscribing Reinsurer participate in the interests and liabilities of the other subscribing reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date specified below:

Signed this 13th day of January, 2010.

93948003-10 (1-1-10)
Casualty Catastrophe XOL – Catlin	12-22-09v.1

INTERESTS AND LIABILITIES AGREEMENT

(the “Agreement”)

of

HANNOVER RUCKVERSICHERUNG AG

(the “Subscribing Reinsurer”)

with respect to the

CASUALTY CATASTROPHE EXCESS OF LOSS

REINSURANCE CONTRACT

(the “Contract”)

issued to

AMERICAN INTERSTATE INSURANCE COMPANY

DeRidder, Louisiana

and

AMERICAN INTERSTATE INSURANCE COMPANY OF TEXAS

Austin, Texas

and

SILVER OAK CASUALTY, INC.

DeRidder, Louisiana

and

any other insurance companies which are now or hereafter come under the ownership,

control or management of Amerisafe, Inc.

(the “Company”)

The Subscribing Reinsurer shall have a 7.50% share in the interests and liabilities of the “Reinsurer” as set forth in the Contract attached hereto and executed by the Company.

This Agreement shall commence at 12:01 a.m., Standard Time, January 1, 2010 and shall continue in force until 12:01 a.m., Standard Time, January 1, 2011.

The share of the Subscribing Reinsurer in the interests and liabilities of the “Reinsurer” shall be several and not joint with the share of any other subscribing reinsurer. In no event shall the Subscribing Reinsurer participate in the interests and liabilities of the other subscribing reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date specified below:

Signed this 18th day of January, 2010.

93948003-10 (1-1-10)
Casualty Catastrophe XOL – Hannover	12-22-09v.1

INTERESTS AND LIABILITIES AGREEMENT

(the “Agreement”)

of

HARBOR POINT REINSURANCE U.S., INC.

(the “Subscribing Reinsurer”)

with respect to the

CASUALTY CATASTROPHE EXCESS OF LOSS

REINSURANCE CONTRACT

(the “Contract”)

issued to

AMERICAN INTERSTATE INSURANCE COMPANY

DeRidder, Louisiana

and

AMERICAN INTERSTATE INSURANCE COMPANY OF TEXAS

Austin, Texas

and

SILVER OAK CASUALTY, INC.

DeRidder, Louisiana

and

any other insurance companies which are now or hereafter come under the ownership,

control or management of Amerisafe, Inc.

(the “Company”)

The Subscribing Reinsurer shall have a 5.00% share in the interests and liabilities of the “Reinsurer” as set forth in the Contract attached hereto and executed by the Company.

This Agreement shall commence at 12:01 a.m., Standard Time, January 1, 2010 and shall continue in force until 12:01 a.m., Standard Time, January 1, 2011.

The share of the Subscribing Reinsurer in the interests and liabilities of the “Reinsurer” shall be several and not joint with the share of any other subscribing reinsurer. In no event shall the Subscribing Reinsurer participate in the interests and liabilities of the other subscribing reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date specified below:

Signed this 11th day of January, 2010.

93948003-10 (1-1-10)
Casualty Catastrophe XOL – Harbor Point	12-22-09v.1

INTERESTS AND LIABILITIES AGREEMENT

(the “Agreement”)

of

MUNICH REINSURANCE AMERICA, INC.

(the “Subscribing Reinsurer”)

with respect to the

CASUALTY CATASTROPHE EXCESS OF LOSS

REINSURANCE CONTRACT

(the “Contract”)

issued to

AMERICAN INTERSTATE INSURANCE COMPANY

DeRidder, Louisiana

and

AMERICAN INTERSTATE INSURANCE COMPANY OF TEXAS

Austin, Texas

and

SILVER OAK CASUALTY, INC.

DeRidder, Louisiana

and

any other insurance companies which are now or hereafter come under the ownership,

control or management of Amerisafe, Inc.

(the “Company”)

The Subscribing Reinsurer shall have a 10.00% share in the interests and liabilities of the “Reinsurer” as set forth in the Contract attached hereto and executed by the Company.

This Agreement shall commence at 12:01 a.m., Standard Time, January 1, 2010 and shall continue in force until 12:01 a.m., Standard Time, January 1, 2011.

The share of the Subscribing Reinsurer in the interests and liabilities of the “Reinsurer” shall be several and not joint with the share of any other subscribing reinsurer. In no event shall the Subscribing Reinsurer participate in the interests and liabilities of the other subscribing reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date specified below:

Signed this 12th day of January, 2010.

93948003-10 (1-1-10)
Casualty Catastrophe XOL – Munich	12-22-09v.1

INTERESTS AND LIABILITIES AGREEMENT

(the “Agreement”)

of

PARIS RE

(the “Subscribing Reinsurer”)

with respect to the

CASUALTY CATASTROPHE EXCESS OF LOSS

REINSURANCE CONTRACT

(the “Contract”)

issued to

AMERICAN INTERSTATE INSURANCE COMPANY

DeRidder, Louisiana

and

AMERICAN INTERSTATE INSURANCE COMPANY OF TEXAS

Austin, Texas

and

SILVER OAK CASUALTY, INC.

DeRidder, Louisiana

and

any other insurance companies which are now or hereafter come under the ownership,

control or management of Amerisafe, Inc.

(the “Company”)

The Subscribing Reinsurer shall have a 10.00% share in the interests and liabilities of the “Reinsurer” as set forth in the Contract attached hereto and executed by the Company.

This Agreement shall commence at 12:01 a,m., Standard Time, January 1, 2010 and shall continue in force until 12:01 a.m., Standard Time, January 1, 2011.

The share of the Subscribing Reinsurer in the interests and liabilities of the “Reinsurer” shall be several and not joint with the share of any other subscribing reinsurer. In no event shall the Subscribing Reinsurer participate in the interests and liabilities of the other subscribing reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date specified below:

Signed this 11th day of January, 2010.

93948003-10 (1-1-10)	12-22-09v.1
Casualty Catastrophe XOL – Paris Re

INTERESTS AND LIABILITIES AGREEMENT

(the “Agreement”)

of

TOKIO MILLENIUM RE LTD.

(the “Subscribing Reinsurer”)

with respect to the

CASUALTY CATASTROPHE EXCESS OF LOSS

REINSURANCE CONTRACT

(the “Contract”)

issued to

AMERICAN INTERSTATE INSURANCE COMPANY

DeRidder, Louisiana

and

AMERICAN INTERSTATE INSURANCE COMPANY OF TEXAS

Austin, Texas

and

SILVER OAK CASUALTY, INC.

DeRidder, Louisiana

and

any other insurance companies which are now or hereafter come under the ownership,

control or management of Amerisafe, Inc.

(the “Company”)

The Subscribing Reinsurer shall have a 10.00% share in the interests and liabilities of the “Reinsurer” as set forth in the Contract attached hereto and executed by the Company.

This Agreement shall commence at 12:01 a.m., Standard Time, January 1, 2010 and shall continue in force until 12:01 a.m., Standard Time, January 1, 2011.

The share of the Subscribing Reinsurer in the interests and liabilities of the “Reinsurer” shall be several and not joint with the share of any other subscribing reinsurer. In no event shall the Subscribing Reinsurer participate in the interests and liabilities of the other subscribing reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date specified below:

Signed this 19th day of January, 2010.

93948003-10 (1-1-10)	12-22-09v.1
Casualty Catastrophe XOL – Tokio

INTERESTS AND LIABILITIES AGREEMENT

(the “Agreement”)

of

UNDERWRITERS AT LLOYD’S, LONDON

AS SET FORTH IN THE SIGNING PAGE(S) ATTACHED HERETO

(the “Subscribing Reinsurer”)

with respect to the

CASUALTY CATASTROPHE EXCESS OF LOSS

REINSURANCE CONTRACT

(the “Contract”)

issued to

AMERICAN INTERSTATE INSURANCE COMPANY

DeRidder, Louisiana

and

AMERICAN INTERSTATE INSURANCE COMPANY OF TEXAS

Austin, Texas

and

SILVER OAK CASUALTY, INC.

DeRidder, Louisiana

and

any other insurance companies which are now or hereafter come under the ownership,

control or management of Amerisafe, Inc.

(the “Company”)

The Subscribing Reinsurer shall have a share in the interests and liabilities of the “Reinsurer” as set forth in the Contract attached hereto and executed by the Company. The Subscribing Reinsurer’s percentage share shall equal the sum of the final signed lines percentage share(s) as executed on the attached signing page(s) for Lloyd’s Underwriters.

This Agreement shall commence at 12:01 a.m., Standard Time, January 1, 2010 and shall continue in force until 12:01 a.m., Standard Time, January 1, 2011.

The share of the Subscribing Reinsurer in the interests and liabilities of the “Reinsurer” shall be several and not joint with the share of any other subscribing reinsurer. In no event shall the Subscribing Reinsurer participate in the interests and liabilities of the other subscribing reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement per the attached signing page(s).

93948003-10 (1-1-10)	12-22-09v.1
Casualty Catastrophe XOL – Lloyd’s

INTERESTS AND LIABILITIES AGREEMENT

(the “Agreement”)

of

ASPEN INSURANCE UK LIMITED

(the “Subscribing Reinsurer”)

with respect to the

CASUALTY CATASTROPHE EXCESS OF LOSS

REINSURANCE CONTRACT

(the “Contract”)

issued to

AMERICAN INTERSTATE INSURANCE COMPANY

DeRidder, Louisiana

and

AMERICAN INTERSTATE INSURANCE COMPANY OF TEXAS

Austin, Texas

and

SILVER OAK CASUALTY, INC.

DeRidder, Louisiana

and

any other insurance companies which are now or hereafter come under the ownership,

control or management of Amerisafe, Inc.

(the “Company”)

The Subscribing Reinsurer shall have a 10.00% share in the interests and liabilities of the “Reinsurer” as set forth in the Contract attached hereto and executed by the Company.

This Agreement shall commence at 12:01 a.m., Standard Time, January 1, 2010 and shall continue in force until 12:01 a.m., Standard Time, January 1, 2011.

The share of the Subscribing Reinsurer in the interests and liabilities of the “Reinsurer” shall be several and not joint with the share of any other subscribing reinsurer. In no event shall the Subscribing Reinsurer participate in the interests and liabilities of the other subscribing reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date specified below:

Signed this 31st day of December, 2009.

93948003-10 (1-1-10)	12-22-09v.1
Casualty Catastrophe XOL – Aspen UK

UMR	:	B0576UQX4990 (93948003-10)
Reinsured	:	Amerisafe Insurance Company
Type	:	Casualty Catastrophe Excess of Loss Reinsurance Contract

WRITTEN LINES

B.I.P.A.R. Statement

In a co-reinsurance placement, following reinsurers may, but are not obliged to, follow the premium charged by the lead reinsurer.

Reinsurers may not seek to guarantee for themselves terms as favourable as those which others subsequently achieve during the placement.

Reinsurer and Reference:

Written Line:	30%	Ref.:	U00417710A0Y

Final Signed Line:	10.00%

Line Conditions:

Dated:

Written Lines Page     1     of     6

Willis Limited, a Lloyd’s broker, authorised and regulated by the Financial Services Authority.

Registered Office: 51 Lime Street, London EC3M 7DQ. Registered Number 181116 England and Wales.

UMR	:	B0576UQX4990 (93948003-10)
Reinsured	:	Amerisafe Insurance Company
Type	:	Casualty Catastrophe Excess of Loss Reinsurance Contract

WRITTEN LINES

B.I.P.A.R. Statement

In a co-reinsurance placement, following reinsurers may, but are not obliged to, follow the premium charged by the lead reinsurer.

Reinsurers may not seek to guarantee for themselves terms as favourable as those which others subsequently achieve during the placement.

Reinsurer and Reference:

Written Line:	15%	Ref.:	113136 0110 FC

Final Signed Line:	10.00%

Line Conditions:

Dated:

Written Lines Page     2     of     6

Willis Limited, a Lloyd’s broker, authorised and regulated by the Financial Services Authority.

Registered Office: 51 Lime Street, London EC3M 7DQ. Registered Number 181116 England and Wales.

UMR	:	B0576UQX4990 (93948003-10)
Reinsured	:	Amerisafe Insurance Company
Type	:	Casualty Catastrophe Excess of Loss Reinsurance Contract

WRITTEN LINES

B.I.P.A.R. Statement

In a co-reinsurance placement, following reinsurers may, but are not obliged to, follow the premium charged by the lead reinsurer.

Reinsurers may not seek to guarantee for themselves terms as favourable as those which others subsequently achieve during the placement.

Reinsurer and Reference:

Written Line:	7 1/2%	Ref.:	10SU202901HA

Final Signed Line:	3.75%

Line Conditions:

Dated:

Written Lines Page     3     of     6

Willis Limited, a Lloyd’s broker, authorised and regulated by the Financial Services Authority.

Registered Office: 51 Lime Street, London EC3M 7DQ. Registered Number 181116 England and Wales.

UMR	:	B0576UQX4990 (93948003-10)
Reinsured	:	Amerisafe Insurance Company
Type	:	Casualty Catastrophe Excess of Loss Reinsurance Contract

WRITTEN LINES

B.I.P.A.R. Statement

In a co-reinsurance placement, following reinsurers may, but are not obliged to, follow the premium charged by the lead reinsurer.

Reinsurers may not seek to guarantee for themselves terms as favourable as those which others subsequently achieve during the placement.

Reinsurer and

Reference:

Written Line:	7 1/2%	Ref.:

Final Signed Line:	7.50%

Line Conditions:

Dated:

Written Lines Page     4     of     6

Willis Limited, a Lloyd’s broker, authorised and regulated by the Financial Services Authority.

Registered Office: 51 Lime Street, London EC3M 7DQ. Registered Number 181116 England and Wales.

UMR	:	B0576UQX4990 (93948003-10)
Reinsured	:	Amerisafe Insurance Company
Type	:	Casualty Catastrophe Excess of Loss Reinsurance Contract

WRITTEN LINES

B.I.P.A.R. Statement

In a co-reinsurance placement, following reinsurers may, but are not obliged to, follow the premium charged by the lead reinsurer.

Reinsurers may not seek to guarantee for themselves terms as favourable as those which others subsequently achieve during the placement.

Reinsurer and Reference:

Written Line:	20%	Ref.:	Tba

Final Signed Line:	6.25%

Line Conditions:

Dated:

Written Lines Page 5 of 6

Willis Limited, a Lloyd’s broker, authorised and regulated by the Financial Services Authority.

Registered Office: 51 Lime Street, London EC3M 7DQ. Registered Number 181116 England and Wales.

UMR	:	B0576UQX4990 (93948003-10)
Reinsured	:	Amerisafe Insurance Company
Type	:	Casualty Catastrophe Excess of Loss Reinsurance Contract

WRITTEN LINES

B.I.P.A.R. Statement

In a co-reinsurance placement, following reinsurers may, but are not obliged to, follow the premium charged by the lead reinsurer.

Reinsurers may not seek to guarantee for themselves terms as favourable as those which others subsequently achieve during the placement.

Reinsurer and Reference:

Written Line:	12 1/2%	Ref.:	BA543V10A000

Final Signed Line:	6.00%

Line Conditions:

Dated:

Written Lines Page 6 of 6

Willis Limited, a Lloyd’s broker, authorised and regulated by the Financial Services Authority.

Registered Office: 51 Lime Street, London EC3M 7DQ. Registered Number 181116 England and Wales.